UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2012

PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

(a)
The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the  purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b)
On February 16, 2012, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

99.1	Press Release dated February 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: February 16, 2012	/s/Ronald J. Casciano
Ronald J. Casciano
Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 16, 2012.

Exhibit 99.1	Press Release dated February 16, 2012.

FOR RELEASE:	NEW HARTFORD, NY, February 16, 2012
CONTACT:	Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES 2011 FOURTH QUARTER

AND YEAR END RESULTS FROM CONTINUING OPERATIONS

New Hartford, NY- February 16, 2012 -- PAR Technology Corporation (NYSE: PAR) today announced results from continuing operations for the fourth quarter ended December 31, 2011. The Company reported revenues of $60.1 million and net earnings of $1.8 million, or $0.12 per diluted share. This compares with the prior year’s fourth quarter results from continuing operations of $63.5 million in revenues and net earnings of $1.7 million, or $0.11 per diluted share.

For the year 2011, PAR reported total revenues from continuing operations of $229.4 million, down 2.4% from the $235.0 million reported for fiscal year 2010.  On a GAAP basis, reflecting non-recurring charges incurred in the second quarter of 2011, net loss from continuing operations for 2011 was $13.4 million, representing a loss per diluted share of $0.89.  On a non-GAAP basis, excluding these charges, adjusted net income from continuing operations for the year was $5.5 million, or $0.36 earnings per diluted share.  The results compare to the $5.0 million of net income and $0.33 earnings per diluted share from continuing operations reported for fiscal year 2010.

“Since joining PAR, I have stressed focusing and streamlining our organization so we can best realize the important hospitality investments we have made to date.  The fourth quarter met our expectations, producing solid results in a slowly improving economic environment.  Besides the results, we demonstrated tangible progress towards our strategic goals as evidenced by the sale of our logistics segment, the selection by Wal-Mart Stores, Inc., of our in-store food safety technology solution, SureCheck, and the successful deployment of our new cloud-based property management solution, ATRIO™,” commented Paul B. Domorski, Chairman and Chief Executive Officer.  “Focusing on the fundamentals, including improving the balance sheet, at the same time as changing our business model, has started to yield results.”

Mr. Domorski continued, “Our business segments performed consistent with our expectations for the quarter. Excluding sales to McDonalds, for which we had a large North American in-store technology upgrade deployment in 2010, Hospitality revenues increased. Domestic revenues from YUM! Brands increased 13% in the fourth quarter 2011 versus the same period of 2010. We also saw strong continued sequential growth in international revenues, which is an encouraging sign of overall economic recovery.  Our cloud-based property management solution, ATRIO, continues to perform well in the initial stages of its deployment.  Given the compelling operating and financial benefits of ATRIO, our prospect pipeline is expanding, reflecting growing enthusiasm for its SaaS model.  With SureCheck, we are creating a new market with Wal-Mart Stores, the world’s largest retailer, as our launch customer.  PAR has always been known for the reliability and value of our products and services; now customers are seeing innovation as well, viewing us in a new light.”

“Our Government segment performed well during the quarter, increasing revenues by 21% over the fourth quarter of 2010.  Growth is being driven by the recent $42.5 million, five year contract to support the U.S. Army with Intelligence Surveillance and Reconnaissance (ISR) technologies and services.  We are currently exploring commercial opportunities associated with the full motion video products related to the Army ISR contract and have also identified several U.S. military communication site contracts for which we expect to be bidding this year.”

“In conclusion, we see 2011 as a year of transition as we remain committed to building a world class company.”

Non-GAAP Financial Measures

The Company presented earnings and earnings per share for the year ended December 31, 2011 on a non-GAAP basis, excluding non-recurring charges of $29.4 million incurred during the year.  Management believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance, thereby enhancing the ability of investors to evaluate PAR’s results for the periods presented.  Please refer to the table below for supplemental information and corresponding reconciliation of non-GAAP adjusted financial measures to GAAP financial measures for the year ended December 31, 2011.

Certain Company information in this release or statements made by its spokespersons from time to time may contain forward-looking statements.  Any statements in this document that do not describe historical facts are forward-looking statements.  Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company’s products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company’s filings with the Securities and Exchange Commission.

About PAR Technology Corporation

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR.  PAR has two operating segments:

•
PAR’s Hospitality Technology segment has been a leading provider of restaurant, hotel and retail technology for more than 30 years and offers technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains.  PAR also markets solutions that include hotel management software systems that provide a complete suite of powerful tools for guest management, recreation management, and timeshare/condo management.  PAR provides the spa industry a leading management application that is specifically designed to support the unique needs of the resort spa and day spa markets, a rapidly growing hospitality segment.  Products from PAR also can be found in retailers, cinemas, cruise lines, stadiums and food service companies.

•
PAR’s Government segment is comprised of PAR Government Systems Corporation, which develops and delivers geospatial and full motion video (FMV) solutions to our customers that include federal/state governments and industry, and Rome Research Corporation, which is a leading provider of communications and information technology support services to the United States Department of Defense.

Visit www.partech.com for more information.

There will be a conference call at 10:00 a.m. eastern time on Thursday, February 16, 2012, during which the Company’s management will discuss the financial results for the fourth quarter and year end 2011.  If you would like to participate in this conference call please call 1-800-510-9691 approximately 10 minutes before the call is scheduled to begin and use the PAR pass code 35886297.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the Internet.  Individual Investors can listen to the call by visiting PAR’s website at www.partech.com, and through CCBN’s individual investor center at www.companyboardroom.com or by visiting any of the investor sites in CCBN’s Individual Investor Network.  Institutional investors can access the call via CCBN’s password-protected site, StreetEvents (www.streetevents.com).  In case you are unable to participate in the conference call, an automatic replay will be available on the World Wide Web via www.companyboardroom.com until February 23, 2012 or dial 1-888-286-8010 and use the Pass Code number 15864590 until February 23, 2012 as well.

###

PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
 (in thousands, except share amounts)

	December 31,
	2011	2010
Assets Current assets:
Cash and cash equivalents	$7,742	$6,779
Accounts receivable-net	30,680	35,825
Inventories-net	25,260	36,682
Income tax refunds	─	152
Deferred income taxes	10,397	5,719
Other current assets	3,088	3,028
Total current assets	77,167	88,185
Property, plant and equipment - net	5,259	5,706
Deferred income taxes	5,605	1,079
Goodwill	6,852	26,954
Intangible assets - net	15,888	10,389
Other assets	2,147	2,124
Assets of discontinued operations	3,182	3,353
Total Assets	$116,100	$137,790
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$1,494	$1,711
Borrowings under lines of credit	─	─
Accounts payable	15,773	19,624
Accrued salaries and benefits	7,002	8,868
Accrued expenses	2,609	2,778
Customer deposits	1,137	2,286
Deferred service revenue	10,412	9,752
Income taxes payable	295	─
Total current liabilities	38,722	45,019
Long-term debt	1,249	2,744
Other long-term liabilities	2,837	2,725
Liabilities of discontinued operations	925	543
Shareholders’ Equity:
Preferred stock, $.02 par value,
1,000,000 shares authorized	─	─
Common stock, $.02 par value,
29,000,000 shares authorized;
16,863,868 and 16,746,618 shares issued;
15,156,584 and 15,039,334 outstanding	337	335
Capital in excess of par value	42,990	42,264
Retained earnings	35,073	50,605
Accumulated other comprehensive loss	(201)	(613)
Treasury stock, at cost, 1,707,284 and 1,707,284 shares	(5,832)	(5,832)
Total shareholders’ equity	72,367	86,759
Total Liabilities and Shareholders’ Equity	$116,100	$137,790

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
 (in thousands, except per share amounts)

	For the three months		For the year ended
	ended December 31,		December 31,
	2011	2010	2011	2010
Net revenues:
Product	$22,121	$28,693	$90,998	$98,725
Service	17,890	18,150	69,484	70,232
Contract	20,105	16,615	68,941	66,065
	60,116	63,458	229,423	235,022
Costs of sales:
Product	14,991	18,783	57,878	64,286
Service	12,561	11,955	56,736	47,045
Contract	18,535	15,455	64,347	61,826
	46,087	46,193	178,961	173,157
Gross margin	14,029	17,265	50,462	61,865
Operating expenses:
Selling, general and administrative	8,044	10,810	35,774	38,253
Research and development	3,369	4,125	13,797	15,853
Impairment of goodwill and intangible assets	─	─	20,843	─
Amortization of identifiable intangible assets	173	236	840	939
	11,586	15,171	71,254	55,045

Operating income (loss) from continuing operations	2,443	2,094	(20,792)	6,820
Other income, net	311	124	203	640
Interest expense	(48)	(53)	(211)	(352)

Income (loss) from continuing operations before provision for income taxes	2,706	2,165	(20,800)	7,108
(Provision) benefit for income taxes	(878)	(484)	7,440	(2,141)
Income (loss) from continuing operations	1,828	1,681	(13,360)	4,967
Discontinued operations
Loss on discontinued operations (net of tax)	(1,119)	(527)	(2,172)	(1,844)
Net income (loss)	$709	$1,154	$(15,532)	$3,123
Basic:
Income (loss) from continuing operations	.12	.11	(.89)	.34
Loss from discontinued operations	(.07)	(.03)	(.15)	(.13)
Net income (loss)	$.05	$.08	$(1.04)	$.21
Diluted:
Income (loss) from continuing operations	.12	.11	(.89)	.33
Loss from discontinued operations	(.07)	(.03)	(.15)	(.12)
Net income (loss)	$.05	$.08	$(1.04)	$.21
Weighted average shares outstanding
Basic	15,047	14,905	15,000	14,822
Diluted	15,132	15,063	15,000	15,008

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	For the year ended December 31, 2011
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	For the year ended December 31, 2010

Net revenues	$229,423		$229,423	$235,022

Costs of sales	178,961	7,732	171,229	173,157
Gross Margin	50,462	7,732	58,194	61,865

Operating Expenses
Selling, general and administrative	35,774	595	35,179	38,253
Research and development	13,797	─	13,797	15,853
Impairment of goodwill and intangible assets	20,843	20,843	─	─
Amortization of identifiable intangible assets	840	─	840	939
Total operating expenses	71,254	21,438	49,816	55,045

Operating income (loss) from continuing operations	(20,792)	29,170	8,378	6,820
Other income	203	253	456	640
Interest expense	(211)	─	(211)	(352)
Income (loss) from continuing operations before provision for income taxes	(20,800)	29,423	8,623	7,108
(Provision) benefit for income taxes	7,440	(10,568)	(3,128)	(2,141)
Income (loss) from continuing operations	(13,360)	18,855	5,495	4,967
Loss on discontinued operations (net of tax)	(2,172)		(2,172)	(1,844)
Net Income (loss)	(15,532)		3,323	3,123
Income (loss) per diluted share – continuing operations	(.89)		.36	.33
Loss per diluted share – discontinued operations	(.15)		(.14)	(.12)
Income (loss) per diluted share (net income)	(1.04)		.22	.21

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as defined in the reconciliation table above, are provided herein because management uses such measures in evaluating the results of the continuing operations of the Company and believes this information provides investors better insight into underlying business trends and performance.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

For the year ended December 31, 2011, the Company recorded total charges of $29.4 million primarily related to an impairment of goodwill and intangible assets of $20.8 million.  Additionally, the Company recorded a charge of $7.7 million related to a non-recurring write-down of certain inventory associated with discontinued products, and charges of $0.9 million related to the consolidation of some of its facilities.  The aforementioned charges have been recorded net of tax benefit of $10.6 million and have been excluded in the Company’s non-GAAP measures because they are considered non-recurring in nature and are quantitatively and qualitatively different from the Company’s core operations during any particular period.

These charges did not have any impact on the Company’s financial results for the three months ended December 31, 2011, nor did they impact the financial results of any period of the fiscal year ended December 31, 2010.